SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.      )

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant toss.240.14a-11(c) orss.240.14a-12

                          Roebling Financial Corp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
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          (2)  Aggregate number of securities to which transaction applies:
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          (3)  Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4)   Proposed maximum aggregate value of transaction:
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         (5)   Total fee paid:
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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)   Amount previously paid:
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         (2)   Form, Schedule or Registration Statement No.:
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         (3)   Filing Party:
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         (4)   Date Filed:
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

                   [Roebling Financial Corp, Inc. Letterhead]




December 29, 2000

Dear Stockholder:

         On behalf of the Board of Directors and management of Roebling Financial Corp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at Roebling Bank's Loan Center, 761 Delaware Avenue, Roebling, New Jersey, on January 22, 2001, at 3:30 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Fontanella and Babitts, certified public accountants, will be present to respond to any questions stockholders may have.

         You will be asked to elect two directors and to ratify the appointment of Fontanella and Babitts as the Company's independent accountants for the fiscal year ending September 30, 2001. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                                Sincerely,


                                                /s/John J. Ferry
                                                --------------------------------
                                                John J. Ferry
                                                Chief Executive Officer
                                                and Chairman of the Board

--------------------------------------------------------------------------------
                          ROEBLING FINANCIAL CORP, INC.
                          ROUTE 130 AND DELAWARE AVENUE
                           ROEBLING, NEW JERSEY 08554
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 22, 2001
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Roebling Financial Corp, Inc. (the "Company"), will be held at the Bank's Loan Center, 761 Delaware Avenue, Roebling, New Jersey, on January 22, 2001, at 3:30 p.m. for the following purposes.

I.   To elect two directors of the Company; and

II. To ratify the appointment of Fontanella and Babitts as independent accountants of the Company for the fiscal year ending September 30, 2001;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on December 11, 2000 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended September 30, 2000 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/Joan K. Geary
                                        ----------------------------------------
                                        Joan K. Geary
                                        Secretary
Roebling, New Jersey
December 29, 2000

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                          ROEBLING FINANCIAL CORP, INC.
                          ROUTE 130 AND DELAWARE AVENUE
                           ROEBLING, NEW JERSEY 08554
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 22, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Roebling Financial Corp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders which will be held at Roebling Bank's Loan Center, 761 Delaware Avenue, Roebling, New Jersey, on January 22, 2001, at 3:30 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 29, 2000. The Company is a majority-owned subsidiary of Roebling Financial Corp., MHC (the "Mutual Holding Company"). Because the Mutual Holding Company owns 54% of the Company's common stock (the "Common Stock"), the votes cast by the Mutual Holding Company will be determinative of the outcome of Proposal I (election of directors) and Proposal II (ratification of independent public accountants). The Mutual Holding Company plans to vote "FOR" Proposals I and II.

         All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal I, (b) FOR Proposal II (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Secretary of the Company (Joan K. Geary at Route 130 and Delaware Avenue, Roebling, New Jersey 08554) written notice of such revocation,
(ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on December 11, 2000 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 425,500 shares of the Common Stock outstanding. Each stockholder of record on the record date is entitled to one vote for each share held.

         As provided in the Company's Federal Stock Charter (the "Charter"), for a period of five years from the effective date of the mutual holding company reorganization, no person, except for the Mutual Holding Company, is permitted to beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit"), and any shares of Common Stock acquired in violation of this Limit, are not entitled to any vote. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the board enables a stockholder to vote for the election of the nominees as submitted as Proposal I, proposed by the Board, or to withhold authority to vote for the nominee being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent accountants, which is submitted as Proposal II, a stockholder may: (i) vote "FOR" the ratification;
(ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposal II and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

Name and Address                          Amount and Nature of       Percent of Shares of
of Beneficial Owner                       Beneficial Ownership      Common Stock Outstanding
-------------------                       --------------------      ------------------------
Roebling Financial Corp., MHC
Route 130 and Delaware Avenue
Roebling, New Jersey  08554                      229,540                       54%

All executive officers and directors
 as a group (8 persons) (1)                       45,716                       11%

----------------------
(1) Includes options to purchase 9,408 shares of Common Stock that may be purchased under Company's 1999 Stock Option Plan within 60 days of the record date. Certain directors have shared voting and investment power with respect to Roebling Bank's Employee Stock Ownership Plan ("ESOP") and Restricted Stock Ownership Plan ("RSP"). Such directors disclaim beneficial ownership with respect to 10,976 unallocated ESOP shares and 5,582 RSP shares which were previously awarded, but subject to forfeiture, or have not been allocated. See "Proposal I - Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2000 fiscal year. The Company is not aware of other beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Bylaws requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of six members, each of whom also serves as a director of Roebling Bank (the "Bank"). Two directors will be elected at the Meeting, to serve for a three-year term or until his successor has been elected and qualified.

         Mark V. Dimon and John J. Ferry have been nominated by the Board of Directors to serve as directors. Messrs. Dimon and Ferry are currently members of the Board and have been nominated for three-year terms to expire in 2004.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should Messrs. Dimon and Ferry withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is set forth under the caption "Principal Holders".

                                                                                          SHARES OF COMMON
                                                  YEAR FIRST           CURRENT           STOCK BENEFICIALLY         PERCENT
                                                  ELECTED OR            TERM                 OWNED AS OF              OF
NAME AND TITLE                     AGE(1)        APPOINTED(2)          EXPIRES          DECEMBER 11, 2000(3)        CLASS(%)
--------------                     ------        ------------          -------          --------------------        --------

                                            BOARD NOMINEES FOR TERMS TO EXPIRE IN 2004
Mark V. Dimon                        42              1983               2001                     10,444(4)             2.4
Director and Treasurer

John J. Ferry                        50              1987               2001                     11,744(4)             2.7
Chairman of the Board and
Chief Executive Officer
                                                  DIRECTORS CONTINUING IN OFFICE
Joan K. Geary                        72              1990               2002                      5,194(5)             1.2
Director and Secretary

Robert R. Semptimphelter, Sr.        48              1990               2002                      8,294(4)             1.9
Director

John A. LaVecchia                    53              1989               2003                      3,944                 --(6)
Director

George Nyikita                       50              1989               2003                      5,544                1.3
Director

-----------
(1)      At September 30, 2000.
(2)      Refers to the year the individual first became a director of the Bank.
(3) The share amounts includes 1,568 shares of Common Stock each of the directors may acquire through the exercise of stock options within 60 days of the record date. The shares amounts also include 376 shares of Common Stock to be awarded under the restricted stock plan within 60 days of the record date. See "Director and Executive Officer Compensation - Director Compensation."
(4) Excludes 10,976 unallocated shares under the ESOP and 5,582 RSP shares which were previously awarded but subject to forfeiture or have not been allocated, for which such individuals serve as a member of the ESOP Trust, ESOP Planning Committee, and/or the RSP Committee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.
(5) As a member of the ESOP Planning Committee, Ms. Geary excludes 10,976 unallocated shares under the ESOP and disclaims beneficial ownership with respect to such shares held in a fiduciary capacity.
(6)      Less than 1.0% of Common Stock outstanding.

Executive Officers of the Company

         The following individuals hold the executive offices in the Company set forth below opposite their names.

                                        Age as of
Name                               September 30, 2000     Positions Held With the Company
----                               ------------------     -------------------------------
John J. Ferry                              50             Chief Executive Officer and Chairman of the
                                                          Board

Robert P. Hawkins, Jr.                     61             President and Chief Executive Officer of the Bank

John Y. Leacott                            72             Vice President and Chief Financial Officer

Biographical Information

         The principal occupation of each director and executive officer of the Company is set forth below. Executive officers receive compensation from the Bank. All directors and executive officers have held their present positions for a minimum of five years unless otherwise stated.

Nominees for Directors:

         Mark V. Dimon has served as a director of the Company since 2000 and as a director of the Bank since 1983. Since 1988, Mr. Dimon has been the sole proprietor of Dimon Oil Corp, a commodity brokerage business. Mr. Dimon has been Treasurer of the Bank since October 1998.

         John J. Ferry has been Chairman of the Board of the Company since 2000, and a director of the Bank since 1986. Since February 2000, Mr. Ferry has acted as the Chief Executive Officer of the Company. Since 1972, he has been President and owner of Ferry Construction. Active in the community, Mr. Ferry is a member of the Board of Directors of the YMCA of Burlington County, the Secretary of the Planning Board for the City of Burlington, New Jersey, and also serves on the BCIT School Board, in Westampton, New Jersey.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         Joan K. Geary has been a director of the Company since 2000 and a director of the Bank since 1990, and has served as Secretary since 1992. She is owner of Keating Realty Company, where she has worked for 53 years. Ms. Geary is active in the community; she is Chairperson of the Florence Township Economic Development Council, Member of the Community Advisory Panel (CAP) of Occidental Chemical Corporation and is a Supreme Court of New Jersey appointed member of the District IIIB Arbitration Committee of Burlington County. Ms. Geary also holds a New Jersey State Real Estate License.

         Robert R. Semptimphelter, Sr. has been a director of the Company since 2000 and a director of the Bank since 1990. Since May 1998, Mr. Semptimphelter has served as the Director of Patient Financial Services at Carrier Clinic, Bellemead, New Jersey. Prior to his current position, Mr. Semptimphelter has held various administrative health care-related positions with Virtua Health and Abington Hospitals. Mr. Semptimphelter is also a Director of the Burlington Country Club and a coach in Florence Township's girl's softball and basketball programs.

         John A. LaVecchia has been Vice Chairman of the Company since 2000, and a director of the Bank since 1989. Since February 1999, Mr. LaVecchia has served as General Manager of Brandow Group, Chevrolet Division. Prior to his current position, Mr. LaVecchia served as President of Totten Chevrolet Inc., an automotive dealership since 1984. Mr. LaVecchia is a member of the Board of Directors of Girl Scouts USA and is a coach in both Medford Little League, as well as in Medford Youth Soccer Clubs.

         George Nyikita has been a director of the Company since 2000 and a director of the Bank since 1989. He has been employed with the Burlington County Bridge Commission since 1991, where he has worked as a contracting officer, as well as chief financial officer and, currently as the executive director. Mr. Nyikita is also a member of the Board of Directors of the YMCA of Burlington County, as well as of the Board of Trustees of Burlington County College.

Executive Officers Who Are Not Directors:

         Robert P. Hawkins, Jr. commenced employment with the Bank in February 2000, as interim President, upon the resignation of the former President and Chief Executive Officer. On April 24, 2000, Mr. Hawkins was named President of the Bank. From May 1993 until April 1999, Mr. Hawkins was employed as Senior Vice President of Hudson United Bank and its predecessors.

         John Y. Leacott has been Vice President and Chief Financial Officer of the Company since 2000 and Vice President and Chief Financial Officer of the Bank, where he has been employed since 1991.

Meetings and Committees of the Board of Directors

         During the fiscal year ended September 30, 2000, the Board of Directors held one regular meeting and no special meetings. During the fiscal year ended September 30, 2000, no director attended fewer than 75% of the total meetings of the Board of Directors and of the committees on which such director served. In addition to other committees, as of September 30, 2000, the Company had a Nominating Committee, a Personnel Committee, and a Audit Committee.

         The Nominating Committee consists of the Board of Directors. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Bank not less than 5 days prior to the date of the annual meeting The Nominating Committee, which is not a standing committee, met once during the 2000 fiscal year.

         The Personnel Committee meets as needed to review the performance of employees and to determine compensation to be recommended to the Board. The Personnel Committee is comprised of Directors Nyikita, Semptimphelter and Ferry. The Committee met 14 times during fiscal 2000.

         The Audit Committee consists of Directors Semptimphelter, Ferry and Geary. The Audit Committee reviews the adequacy of internal controls and management reports and meets with the outside accountants to discuss the scope of the audit and to review the results of the annual audit. This Committee met two times in fiscal 2000.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         General. Each non-employee Director receives $500 for each board meeting attended and $150 for each committee meeting attended. For the fiscal year ended September 30, 2000, each non-employee director of the Company earned a bonus of $2,000 and the Chairman earned a bonus of $3,000. Total fees of $84,450 were paid to directors for their service on the Board of Directors and its committees during the fiscal year ended September 30, 2000.

         Directors Consultation and Retirement Plan. The Bank sponsors a Directors Consultation and Retirement Plan ("DRP") to provide retirement benefits to non-employee directors of the Bank. Payments under the DRP commence upon retirement as a director of the Bank. The DRP provides a retirement benefit based on the number of years of service to the Bank. Benefits shall be paid for a maximum of 84 months to the retired directors, a surviving spouse or the director's estate. For the fiscal year ended September 30, 2000, payments totalling approximately $10,000 were made under the DRP to a retired director.

         Stock Awards. Under the Company's 1999 Stock Option Plan, each director was granted options to acquire 1,568 shares of Common Stock. The exercise price of the options is the fair market value of the Company's Common stock on the date of grant. The options granted to all directors are fully vested. Under the RSP, all directors were awarded 627 shares of Common Stock. All directors earn shares awarded to them at the rate of 20% per year commencing on January 25, 1999. In accordance with the RSP, dividends are paid on shares awarded.

Executive Compensation

         The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by (i) the Chief Executive Officer of the Company, and (ii) the President of the Bank. No other executive officer of either the Bank or the Company had a salary and bonus for the fiscal year ended September 30, 2000, that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

                                                                                                    Long Term
                                                  Annual Compensation                           Compensation Awards
                                        -------------------------------------------  -------------------------------
                                                                                                       Securities
                                Fiscal                                                Restricted       Underlying       All other
Name and                        Year                                Other Annual        Stock          Options/      Compensation
Principal Position              Ending   Salary($)  Bonus($)(3)  Compensation($)(4)  Awards($)(5)      SARs(#)(6)         ($)
-------------------             ------  ----------  -----------  ------------------  ------------    ---------------  ------------
John J. Ferry                   2000        --         3,000           15,750               --              --              --
Chief Executive Officer(1)      1999        --         2,000           13,750            8,934           1,568              --

Robert P. Hawkins, Jr.          2000      45,815      15,000             --                 --              --              --
President of the Bank (2)

---------------------
(1) Mr. Ferry has acted as Chief Executive Officer of the Company upon the resignation of the former President and Chief Executive Officer on February 25, 2000.
(2)  Mr. Hawkins commenced employment on February 10, 2000.
(3)  Bonuses are awarded at the discretion of the Board of Directors.
(4)  Constitutes director fees.
(5) Represents the award of 627 shares of Common Stock under the RSP as of January 25, 1999 on which date the market price of such stock was $14.25 per share. Such stock awards become non-forfeitable at the rate of 20% per year commencing on the date of grant. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. As of September 30, 2000, 376 shares with a market value of $5,546 at such date (based upon the closing price of $14.75 per share at such date) remain unvested.
(6) Awarded pursuant to the 1999 Stock Option Plan. All options are fully vested as of the record date. Options are exercisable at $14.25 per share. At September 30, 2000, the closing price of the Common Stock was $14.75 per share. See "-- Stock Awards".

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted in 1999 to Mr. Ferry and held by him as of September 30, 2000. The Company has not granted to Mr. Ferry any stock appreciation rights ("SARs").

                      Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
                      ---------------------------------------------------------------------------------

                                                            Number of Securities          Value of Unexercised
                    Shares                                 Underlying Unexercised       In-The-Money Options/SARs
                 Acquired on                             Options/SARs at FY-End (#)           at FY-End ($)
Name             Exercise (#)    Value Realized($)(1)     Exercisable/Unexercisable   Exercisable/Unexercisable(1)
----             -------------   --------------------     -------------------------   ----------------------------
John J. Ferry           --                --                   1,568 / 0                    $784 / 0

-----------------------
(1) Based upon an exercise price of $14.25 per share and estimated price of $14.75 at September 30, 2000.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
            PROPOSAL II -- RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
--------------------------------------------------------------------------------

         Fontanella and Babitts was the Company's independent public accountants for the fiscal year ended September 30, 2000. The Board of Directors has appointed Fontanella and Babitts to be its accountants for the fiscal year ending September 30, 2001, subject to ratification by the Company's stockholders. A representative of Fontanella and Babitts is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTANTS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF FONTANELLA AND BABITTS AS THE COMPANY'S ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2002, all stockholder proposals must be submitted to the Secretary at the Company's office, Route 130 and Delaware Avenue, Roebling, New Jersey 08554, on or before August 20, 2001. Under the Company's Bylaws, in order to be considered for possible action by stockholders at the 2002 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than January 17, 2002.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, ROEBLING FINANCIAL CORP, INC., ROUTE 130 AND DELAWARE AVENUE, ROEBLING, NEW JERSEY 08554.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Joan K. Geary
                                              ----------------------------------
                                              Joan K. Geary
                                              Secretary

Roebling, New Jersey
December 29, 2000

APPENDIX

--------------------------------------------------------------------------------
                          ROEBLING FINANCIAL CORP, INC.
                          ROUTE 130 AND DELAWARE AVENUE
                           ROEBLING, NEW JERSEY 08554
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 22, 2001
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Roebling Financial Corp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at Roebling Bank's Loan Center at 761 Delaware Avenue, Roebling, New Jersey, on January 22, 2001, at 3:30 p.m. local time, and at any and all adjournments thereof, in the following manner:

                                                          FOR  WITHHELD
                                                          ---  --------

I.   The election of directors as nominees listed
     below (except as marked to the contrary):            |_|    |_|

              Mark V. Dimon
              John J. Ferry


     (Instruction: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

     ---------------------------------------------------------------------------

                                                          FOR   AGAINST  ABSTAIN
                                                          ---   -------  -------

II.  The ratification of the appointment of Fontanella
     and Babitts, as independent accountants of the
     Company for the fiscal year ending
       September 30, 2001.                                |_|     |_|      |_|


         The Board of Directors recommends a vote "FOR" the above listed propositions.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 29, 2000 and the 2000 Annual Report.



Dated:  _________________


Please check this box if you are planning to attend the Meeting. |_|


-----------------------------------             --------------------------------
PRINT NAME OF STOCKHOLDER                       PRINT NAME OF STOCKHOLDER



-----------------------------------             --------------------------------
SIGNATURE OF STOCKHOLDER                        SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------